ARMOUR RESIDENTIAL REIT

ARMOUR RESIDENTIAL REIT, Inc.
Company Update
March 8, 2013

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. ("ARMOUR" or the "Company"), and any other statements regarding ARMOUR's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR's business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR.

THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

ARMOUR Capitalization, Dividend Policy, Transparency and Manager

Market Capitalization

- 374,049,694 shares of common stock outstanding (NYSE: "ARR").
- 2,180,572 shares of Series A Preferred Stock outstanding (NYSE: "ARR PrA").
- 5,650,000 shares of Series B Preferred Stock outstanding (NYSE: "ARR PrB").
- Market capitalization of $2.5 billion of common and $197.7 million of preferred.
- Additional paid-in capital estimate (common & preferred): $2.8 billion.

Common Stock Dividend Policy and Taxable REIT Income

- ARMOUR pays common stock dividends monthly.
- Dividends are announced based on estimates of future taxable REIT income.
- The Q1 2013 monthly common stock dividend rate is $0.08 per month.

Q1 2013	Jan	Feb	Mar
Record Date	15th	15th	15th
Payment Date	30th	27th	27th

Transparency and Governance

- Portfolio and liability details are updated monthly at **www.armourreit.com.**
- Premium amortization is expensed monthly as it occurs. No yield smoothing.
- Hedge positions are marked-to-market daily (GAAP/Tax differences).
- Non-Executive Board Chairman.

ARMOUR REIT Manager and Fee Structure

- ARMOUR REIT is externally managed by ARMOUR Residential Management LLC.
- Accretive fee structure: effective fee percentage declines as equity increases.
  - Gross equity raised up to $1.0 billion, 1.5% (per annum) of gross equity.
  - Gross equity raised in excess of $1.0 billion, 0.75% (per annum) of gross equity.
  - Current weighted average fee is 1.014% (per annum) of gross equity.

ARMOUR RESIDENTIAL REIT

ARMOUR Balance Sheet Targets

Assets

ARMOUR invests in Agency mortgage securities.

Duration

Net balance sheet weighted average duration target of 1.5 or less.

- 4.64 gross asset duration.
- 1.14 net balance sheet duration after the effect of derivatives.

Hedging

Hedge a minimum of 40% of fixed rate assets and funding rate risk.

- $13.7 billion in derivatives (swaps, swaptions, and futures).
  - 5.64 hedge duration.

Liquidity

Hold 40% of unlevered equity in cash between prepayment periods.

- $1,495.7 million in total liquidity (53.3% of additional paid-in capital).
  - $789.3 million in true cash (28.1% of additional paid-in capital).
  - $269.8 million in unlevered securities (9.6% of additional paid-in capital).
  - $436.6 million in short term Agency P&I (15.6% of additional paid-in capital).

Leverage

Debt to equity target of 9.0x vs. additional paid-in capital ("APIC").

- $25.5 billion in net REPO borrowings or 9.09x APIC.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio Strategy and Investment Methodology

Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a strong bias toward a 'buy and hold' strategy rather than a 'trading' strategy. ARMOUR will strategically sell assets when it believes market conditions warrant.

- **Diversify Broadly**
  - Diversification limits idiosyncratic pool risk.
  - Over 1,300 cusips.

- **Highly Liquid Assets**
  - Purchase those Agency securities that are highly liquid (easily traded and priced).
  - ARMOUR purchases "pass-through" securities.
  - No collateralized mortgage obligations ("CMOs").

- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    - Originators.
    - Dealer inventories.
    - Institutional investors.

- **Loan Analysis – Inelasticity vs. Elasticity**
  - Credit work on non-credit assets.
  - Original and current loan balance.
  - Year of origination.
  - Originating company, third-party originators.
  - Loan seasoning.
  - Principal amortization schedule.
  - Original loan-to-value ratio.
  - Geography.

- **Pool Analysis**
  - NO TBA pools – Only specified pools.
  - Prepayment history.
  - Prepayment expectations.
  - Premium over par.
  - "Hedgability."
  - Liquidity.

ARMOUR Portfolio Composition

ARM & Hybrid Securities Months to Reset	Current Value (millions)	Percentage of ARM & Hybrid Securities	Weighted Average Net/Gross Coupon	Weighted Average Months to Reset
0-18	$ 94.2	4.8%	4.17/4.69	8
19-36	$ 370.1	18.8%	3.75/4.21	27
37-48	$ 159.4	8.1%	3.72/4.12	41
49-60	$ 387.1	19.6%	3.48/3.93	56
61-84	$ 376.5	19.1%	3.79/4.22	69
85-120	$ 585.3	29.7%	3.62/4.07	101
Total	**$ 1,972.6**	**100.0%**	**3.68/4.13**	**63**

Fixed Rate Securities	Current Value (millions)	Percentage of Fixed Rate Securities	Weighted Average Net/Gross Coupon
Fixed Rates Maturing in 120 Months or Less	$ 30.7	0.1%	3.62/3.97
Fixed Rates Maturing Between 121 and 180 Months	$ 1,997.4	8.1%	3.58/3.94
Fixed Rates Maturing Between 181 and 240 Months	$ 6,698.3	27.3%	3.55/4.04
Fixed Rates Maturing Between 241 and 300 Months	$ 322.6	1.3%	3.53/4.09
Fixed Rates Maturing Between 301 and 360 Months	$15,515.1	63.2%	3.21/3.69
Total	**$24,564.1**	**100.0%**	**3.36/3.81**

Information as of 3/7/2013. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio Constant Prepayment Rates ("CPR")


Monthly Portfolio
Constant Prepayment Rate
Prior Quarters
Current
Months
25
20
15
10
5
0
8.6
14.5
15.6
11.1
10.8
11.7
9.3
12.4
19.3
11.4
9.1
13.0
14.1
19.1
17.0
11.1
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
January 2013
February 2013
March 2013


March 2013
Agency Asset Class CPR
25
20
15
10
5
0
22.0
11.0
22.7
14.5
15.3
6.8
11.1
ARMs & Hybrids
10 Year Pass-Throughs
15 Year Pass-Throughs
20 Year Pass-Throughs
25 Year Pass-Throughs
30 Year Pass-Throughs
Portfolio Average

ARMOUR expenses premium amortization monthly as it occurs.

Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.

CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio and Derivatives Duration Detail

Agency Asset Class	Current Value (millions)	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration Using Current Values
ARMs & Hybrids	$ 1,972.6	104.1%	105.8%	3.68/4.13	-0.40
Fixed Rates Maturing in 120 Months or Less	$ 30.7	102.6%	105.9%	3.62/3.97	2.20
Fixed Rates Maturing Between 121 and 180 Months	$ 1,997.4	104.5%	106.3%	3.58/3.94	2.43
Fixed Rates Maturing Between 181 and 240 Months	$ 6,698.3	105.4%	105.8%	3.55/4.04	3.32
Fixed Rates Maturing Between 241 and 300 Months	$ 322.6	106.3%	105.3%	3.53/4.09	4.79
Fixed Rates Maturing Between 301 and 360 Months	$ 15,515.1	104.6%	103.8%	3.21/3.69	6.14
Total or Weighted Average	**$ 26,536.7**	**104.8%**	**104.6%**	**3.36/3.84**	**4.64**

Estimated Balance Sheet Duration	Amount (millions)	Duration Effect on Balance Sheet
Agency Assets	$ 26,536.7	4.64
Interest Rate Swaps & Eurodollar Futures	$ 12,172.0	-5.98
Interest Rate Swaptions	$ 1,550.0	-3.01
Net Balance Sheet Duration		**1.14**

	Amount (millions)	% Hedged
Non-ARM Assets	$26,442.4	51.9%
Net Repo Balance	$25,518.8	53.8%

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase.

Information as of 3/7/2013. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

ARMOUR Derivatives Detail

Derivative Type	Remaining Term	Weighted Average Remaining Term (Months)	Notional Amount (millions)		Weighted Average Rate
Interest Rate Swap	0-12 Months	10	$	240.0	1.07
Interest Rate Swap	13-24 Months	20	$	205.0	1.57
Interest Rate Swap	25-36 Months	31	$	1,575.0	1.08
Interest Rate Swap	37-48 Months	40	$	2,850.0	1.13
Interest Rate Swap	49-60 Months	52	$	1,400.0	0.79
Interest Rate Swap	61-72 Months	0	$	-	0.00
Interest Rate Swap	73-84 Months	83	$	300.0	1.48
Interest Rate Swap	85-96 Months	0	$	-	0.00
Interest Rate Swap	97-108 Months	0	$	-	0.00
Interest Rate Swap	109-120 Months	116	$	5,250.0	1.76
Interest Rate Swap	121-132 Months	120	$	250.0	1.93
Eurodollar Futures	0-32 Months	17	$	102.0	1.91
Total or Weighted Average		**75**	**$**	**12,172.0**	**1.39**

Interest Rate Swaptions	Underlying Swap Term	Weighted Average Remaining Option Term (Months)	Notional Amount (millions)		Weighted Average Rate
Interest Rate Swaptions	60 Months	2	$	400.0	1.55
Interest Rate Swaptions	120 Months	6	$	1,150.0	2.24
Total or Weighted Average		**5**	**$**	**1,550.0**	**2.06**

Active swap counterparties include:
Citibank, N.A., Deutsche Bank AG, JP Morgan Chase, N.A., Nomura Global Financial Products Inc., UBS AG, and Wells Fargo Bank, N.A.

Information as of 3/7/2013. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

ARMOUR REPO Composition

REPO Counter-Party[1]	Principal Borrowed (millions)	Percentage of REPO Positions with ARMOUR	Weighted Average Maturity in Days	Longest Maturity in Days
1 Nomura Securities International, Inc.	$ 2,281.2	9.1%	49	76
2 Merrill Lynch, Pierce, Fenner & Smith Inc.	$ 1,972.6	7.8%	57	76
3 Deutsche Bank Securities Inc.	$ 1,592.7	6.3%	62	92
4 Credit Suisse Securities (USA) LLC	$ 1,315.4	5.2%	15	60
5 Barclays Capital Inc.	$ 1,288.0	5.1%	34	91
6 BNP Paribas Securities Corp.	$ 1,191.7	4.7%	23	69
7 Morgan Stanley & Co. LLC	$ 1,128.9	4.5%	24	36
8 J.P. Morgan Securities LLC	$ 1,108.7	4.4%	70	75
9 ICBC Financial Services LLC	$ 1,065.7	4.2%	22	61
10 Mitsubishi UFJ Securities (USA), Inc.	$ 1,030.0	4.1%	38	61
11 CRT Capital Group LLC	$ 1,018.4	4.0%	29	69
12 Pierpont Securities LLC	$ 1,013.6	4.0%	31	67
13 Wells Fargo Bank, N.A.	$ 938.2	3.7%	13	28
14 South Street Securities LLC	$ 866.5	3.4%	10	29
15 RBS Securities Inc.	$ 825.3	3.3%	22	29
16 The Bank of Nova Scotia	$ 772.3	3.1%	14	67
17 Goldman, Sachs & Co.	$ 647.6	2.6%	68	82
18 Daiwa Securities America Inc.	$ 613.6	2.4%	67	76
19 Mizuho Securities USA Inc.	$ 551.3	2.2%	47	61
20 UBS Securities LLC	$ 539.5	2.1%	110	158
21 Citigroup Global Markets Inc.	$ 539.0	2.1%	37	67
22 Guggenheim Securities, LLC	$ 530.4	2.1%	44	74
23 RBC Capital Markets, LLC	$ 505.0	2.0%	42	60
24 Cantor Fitzgerald & Co. Inc.	$ 503.2	2.0%	60	60
25 KGS-Alpha Capital Markets, L.P.	$ 492.6	2.0%	63	74
26 Citibank, N.A.	$ 450.0	1.8%	58	69
27 ING Financial Markets LLC	$ 285.4	1.1%	19	27
28 Jefferies & Company, Inc.	$ 98.5	0.4%	21	21
Total or Weighted Average	$ 25,165.4	100.0%	41	

Weighted Average Haircut	4.79%
Weighted Average Repo Rate	0.43%

March Paydowns	$ 353.4
Total REPO after Paydowns	$ 25,518.8
Debt to Equity[2] Ratio after Paydowns	9.09

(1) ARMOUR has signed MRAs with 33 counterparties.
(2) Equity is defined as additional paid-in capital.

Information as of 3/7/2013.
Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

ARMOUR RESIDENTIAL REIT

www.armourreit.com

ARMOUR Residential REIT, Inc.
3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340